Preliminary Second Quarter 2024 Revenue and Select Financial Results July 9, 2024

2 Safe Harbor Statement This presentation contains forward-looking statements within the meaning of federal securities laws, including, among others, statements about our expectations, plans, strategies or prospects. We generally use the words “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “project,” “assume,” “guide,” “target,” “forecast,” “see,” “seek,” “can,” “should,” “could,” “would,” “intend,” “predict,” “potential,” “strategy,” “is confident that,” “future,” “opportunity,” “work toward,” and similar expressions to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual results to differ materially from the forward-looking statements. Forward-looking statements speak only as of the date they are made, and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this presentation are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this presentation. The risks and uncertainties that may cause actual results to differ materially from Masimo’s current expectations are more fully described in Masimo’s reports filed with the U.S. Securities and Exchange Commission (SEC), including our most recent Form 10-K and Form 10-Q. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.masimo.com or upon request. All financial information contained in this presentation with respect to the second quarter of 2024 is preliminary and based on Masimo’s current expectations and may be adjusted as a result of the completion of customary quarterly review procedures and other processes. The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with U.S. GAAP. The non-GAAP financial measures presented exclude certain items that are more fully described in the Appendix. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results. Furthermore, management also believes that these items are not indicative of the Company’s on-going core operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies. The Company has presented the following non-GAAP financial measures to assist investors in understanding the Company’s core net operating results on an on-going basis: non-GAAP revenue (constant currency), pro forma non-GAAP revenue (constant currency) and pro forma non-GAAP revenue growth (constant currency). These non-GAAP financial measures may also assist investors in making comparisons of the company’s core operating results with those of other companies. Management believes these non-GAAP financial measures are important in the evaluation of the Company’s performance and uses these measures to better understand and evaluate our business. For additional financial details, including GAAP to non-GAAP reconciliations, please visit the Investor Relations section of the Company’s website at www.masimo.com to access Supplementary Financial Information.

Preliminary Results | Second Quarter 2024

- Consolidated revenue is expected to be approximately $496 million, including Healthcare revenues of approximately $344 million and Non-Healthcare revenues of approximately $152 million.
- Healthcare revenue growth is expected to be 22% on a reported basis and 23% on a constant currency basis[1].
  - Consumable and service revenue growth is expected to be 29%, partially offset by a 9% decline in capital equipment and other revenues[1].
  - Incremental value of new healthcare contracts[2] is expected to be $134 million.
  - Driver shipments[3] are expected to be 58 thousand.
  - Annualized consumable and service revenue per driver is expected to be $481, representing 25% growth[1].

Incremental Value of New Contracts[1]

$MM


$104
$134
2023
2024
Second Quarter

Total Healthcare Revenue

$MM, shown at constant currency[1]


23% Growth
$281
$346
2023
2024
Second Quarter

Total Consumable & Service Revenue

$MM, shown at constant currency[1]


29% Growth
$242
$313
2023
2024
Second Quarter

Notes:
1. The information presented is based on calculations holding exchange rates constant with the prior year period for comparison purposes.
2. Represents total contract revenue over the multi-year term of the contracts. Includes contracts with new customers and incremental new contracted business with existing customers. Management uses this information to analyze business trends.
3. Represents shipments of non-invasive technology boards and instruments, excluding handheld and fingertip pulse oximeters.

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Preliminary Results | Year-to-Date Through the Second Quarter 2024

- Consolidated revenue is expected to be approximately $989 million, including Healthcare revenues of approximately $683 million and Non-Healthcare revenues of approximately $306 million.
- Healthcare revenue growth is expected to be 9% on both a reported and constant currency basis[1].
  - Consumable and service revenue growth is expected to be 14%, partially offset by a 16% decline in capital equipment and other revenues[1].
  - Incremental value of new healthcare contracts[2] is expected to be $234 million.
  - Driver shipments[3] are expected to be 108 thousand.
  - Annualized consumable and service revenue per driver is expected to be $476, representing 11% growth[1].



Incremental Value of New Contracts(1)
$MM
$186
$234
2023
2024
Year-to-Date Through the Second Quarter



Total Healthcare Revenue
$MM, shown at constant currency(1)
9% Growth
$628
$687
2023
2024
Year-to-Date Through the Second Quarter



Total Consumable & Service Revenue
$MM, shown at constant currency(1)
14% Growth
$538
$615
2023
2024
Year-to-Date Through the Second Quarter

Notes:
1. The information presented is based on calculations holding exchange rates constant with the prior year period for comparison purposes.
2. Represents total contract revenue over the multi-year term of the contracts. Includes contracts with new customers and incremental new contracted business with existing customers. Management uses this information to analyze business trends.
3. Represents shipments of non-invasive technology boards and instruments, excluding handheld and fingertip pulse oximeters.

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Professional Healthcare | Year-to-Date Through the Second Quarter

Key Performance Indicators (KPI)

Incremental Value of New Contracts[1]

$MM


$42
$59
$58
$76
$129
$126
$186
$234
2017
2018
2019
2020
2021
2022
2023
2024

Year-to-Date Through the Second Quarter of Each Year

Driver Installed Base

of Units (MM)


1.55
1.65
1.78
2.01
2.22
2.39
2.52
2.58
2017
2018
2019
2020
2021
2022
2023
2024

As of the End of the Second Quarter of Each Year

Total Consumable & Service Revenue

$MM, shown at constant currency[2]


7-Year CAGR: 11%
$303
$333
$384
$425
$480
$563
$538
$612
2017
2018
2019
2020
2021
2022
2023
2024

Year-to-Date Through the Second Quarter of Each Year

Consumable & Service Revenue Per Driver

Annualized Revenue $ per Driver[3]


$392
$404
$431
$423
$432
$472
$426
$474
2017
2018
2019
2020
2021
2022
2023
2024

Year-to-Date Through the Second Quarter of Each Year

Notes:
1. Represents total contract revenue over the multi-year term of the contracts. Includes contracts with new customers and incremental new contracted business with existing customers. Management uses this information to analyze business trends.
2. The information presented is based on constant currency exchange rates used by management for 2024 financial planning and analysis purposes. Management uses this information to analyze business trends.
3. Reflects annualized figures for 2024 based on year-to-date consumable & service revenue.

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SET Pulse Oximetry | Consumable Revenue Shown at constant currency(1) Rainbow & Hemodynamics | Consumable Revenue Shown at constant currency(1) Capnography & Gas Monitoring | Consumable Revenue Shown at constant currency(1) Brain Monitoring | Consumable Revenue Shown at constant currency(1) Consumable Revenue by Technology Platform 2017 2018 2019 2020 2021 2022 2023 2024 2017 2018 2019 2020 2021 2022 2023 2024 2017 2018 2019 2020 2021 2022 2023 2024 2017 2018 2019 2020 2021 2022 2023 2024 Notes: 1. The information presented is based on constant currency exchange rates used by management for 2024 financial planning and analysis purposes. Management uses this information to analyze business trends. Professional Healthcare | Year-to-Date Through the Second Quarter 6 Year-to-Date Through the Second Quarter of Each YearYear-to-Date Through the Second Quarter of Each Year Year-to-Date Through the Second Quarter of Each Year Year-to-Date Through the Second Quarter of Each Year

Appendix

Revenue

(Unaudited; in millions, except percentages) [1,2]

	Quarterly Performance						Year-To-Date	
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	YTD 2023	YTD 2024
Revenue								
Healthcare	347	281	308	340	340	344	628	683
Non-Healthcare	218	174	171	209	153	152	393	306
GAAP revenue	$565	$455	$479	$549	$493	$496	$1,020	$989
Healthcare	6	2	(1)	(1)	2	2	8	3
Non-Healthcare	N/A	N/A	(2)	(4)	1	3	N/A	4
Constant currency adjustments	$6	$2	($2)	($5)	$3	$5	$8	$7
Healthcare	352	283	307	339	341	346	635	687
Non-Healthcare	218	174	170	205	154	155	393	310
Non-GAAP revenue (constant currency)	$571	$457	$477	$544	$495	$501	$1,028	$996
Healthcare	14%	-21%	-6%	-3%	-2%	22%	-5%	9%
Non-Healthcare	N/A	N/A	-23%	-21%	-30%	-13%	88%	-22%
GAAP revenue growth	86%	-19%	-13%	-11%	-13%	9%	17%	-3%
Healthcare	16%	-21%	-6%	-4%	-2%	23%	-4%	9%
Non-Healthcare	N/A	N/A	-24%	-23%	-29%	-11%	88%	-21%
Non-GAAP revenue growth (constant currency)	88%	-19%	-13%	-12%	-12%	10%	18%	-2%
Pro Forma Revenue [3]								
Healthcare	347	281	308	340	340	344	628	683
Non-Healthcare	218	174	171	209	153	152	393	306
GAAP revenue	$565	$455	$479	$549	$493	$496	$1,020	$989
Healthcare	6	2	(1)	(1)	2	2	8	3
Non-Healthcare	10	4	(2)	(4)	1	3	13	4
Constant currency adjustments	$15	$6	($2)	($5)	$3	$5	$21	$7
Healthcare	352	283	307	339	341	346	635	687
Non-Healthcare	228	178	170	205	154	155	406	310
Non-GAAP revenue (constant currency)	$580	$461	$477	$544	$495	$501	$1,041	$996
Healthcare	14%	-21%	-6%	-3%	-2%	22%	-10%	9%
Non-Healthcare	-13%	-19%	-23%	-21%	-30%	-13%	-19%	-22%
GAAP revenue growth	2%	-20%	-13%	-11%	-13%	9%	-14%	-3%
Healthcare	16%	-21%	-6%	-4%	-2%	23%	-9%	9%
Non-Healthcare	-9%	-17%	-24%	-23%	-29%	-11%	-16%	-21%
Non-GAAP revenue growth (constant currency)	5%	-19%	-13%	-12%	-12%	10%	-12%	-2%

Notes:
1. Totals may not foot due to rounding. Reported amounts may vary from amounts previously reported due to rounding conventions.
2. Constant currency adjustments are intended to reflect revenue at prior year foreign exchange rates for comparison purposes.
3. Represents pro forma financial information, which is being provided for year-over-year comparison purposes only. Pro forma financial information includes historical results for the acquired Sound United business prior to the transaction date on April 11, 2022.

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